                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


        We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 of Trimedyne, Inc. of our report dated December 24, 1996 appearing on page F-2 of this Form 10-K. We also consent to the reference to us under the heading "Experts" in such Prospectus.


PRICE WATERHOUSE LLP
Costa Mesa, California
December 27, 1996